UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2011

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

THE DENALI FUND INC.

SEMI-ANNUAL REPORT

APRIL 30, 2011 (Unaudited)

NYSE:DNY

The Denali Fund Inc.	Letter from the Advisers
April 30, 2011

Dear Stockholders:

For the 6 month period ending April 30, 2011, The Denali Fund Inc. (the “Fund”) returned 7.4% on net assets. This compared to 16.4% returned by the S&P 500 during the same period. The table below shows the historic returns for the Fund for various periods ending April 30, 2011:

Cummulative Returns	3 Months Ended 4/30/2011	6 Months Ended 4/30/2011	One Year Ended 4/30/2011	Three Years*	Five Years*	Since October 2007**
DNY (NAV)	4.3%	7.4%	13.7%	2.3%	1.4%	-0.4%
DNY (Market)	1.7%	9.2%	9.7%	0.4%	1.1%	-0.9%
S&P 500 Index	6.5%	16.4%	17.2%	1.7%	3.0%	-1.4%
DJIA	8.4%	16.7%	19.5%	3.0%	5.2%	0.5%
NASDAQ Composite	6.7%	15.2%	18.0%	7.1%	5.3%	1.1%

*	Annualized
**	Annualized since October 2007, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund’s largest holdings returned the following for the 6-month period ended April 30, 2011: Berkshire Hathaway, Inc., in which the Fund owns a $22.3 million stake (18.5% of the Fund’s assets), returned 4.6%; Ventas, Inc., a $12.6 million stake (10.5% of the Fund’s assets), returned 4.4%; Ithan Creek Partners, L.P., a hedge fund in which the Fund owns a $10.6 million stake (8.8% of the Fund’s assets), returned 14.2%; and Cohen & Steers Infrastructure Fund, a closed-end fund in which the Fund owns a $6.7 million stake (5.6% of the Fund’s assets), returned 8.8%. From a price appreciation standpoint, the Fund’s investment in Pfizer was up 20.4% for the period, Diamond Offshore was up 14.7% and 3M Company was up 15.4%.

On the negative side, Alliance Bernstein, in which the Fund owns a $2.7 million stake (2.3% of the Fund’s assets), returned -9.0% during the period. Other detractors from performance included, RWE AG which returned -14.7% and RMR Asia Pacific Real Estate Fund which returned -4.0% for the period.

Since November 1, 2010, we have made new investments including Public Service Enterprise (PEG), Scana Corp. (SCG) and Transocean Ltd. (RIG). We also added to our positions in Alliance Bernstein and Unilever. We anticipate making additional new investments as opportunities arise from time to time, although, because of the Fund’s diversification requirements, such positions will be on the smaller side relative to our earlier investments (e.g., not greater than 4% of the Fund’s assets at the time of purchase).

The Fund still holds a substantial cash position (26.2% of the Fund’s assets) which, with the June 21, 2011 announcement of the tender offer for outstanding auction preferred shares, may prove useful in deleveraging the Fund. Additional information regarding the Fund’s tender offer may be found in Note 10 or on the Fund’s website at www.thedenalifund.com.

Semi-Annual Report | April 30, 2011	1

Letter from the Advisers	The Denali Fund Inc.
April 30, 2011

On another note, I am pleased to inform stockholders that Stewart Horejsi has assumed full portfolio management responsibilities for the Fund. We look forward to continuing to serve the Fund’s stockholders.

Sincerely,

Stephen C. Miller

President

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

2	www.thedenalifund.com

The Denali Fund Inc.	Financial Data
April 30, 2011 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
10/31/10	$ 18.64	$ 15.67	$ 0.00
11/30/10	18.35	15.50	0.00
12/31/10	18.35	15.22	0.48**
1/31/11	18.62	16.33	0.00
2/28/11	19.38	16.57	0.00
3/31/11	18.99	16.10	0.00
4/30/11	19.42	16.60	0.00

** This distribution consisted of $0.28 per share short-term capital gains and $0.20 per share long-term capital gains.

Investments as a % of Net Assets Available to Common Stock and Preferred Shares

*	Less than 0.05% of total net assets available to common and preferred shares.

Semi-Annual Report | April 30, 2011	3

Portfolio of Investments	The Denali Fund Inc.
April 30, 2011 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 73.9%
DOMESTIC COMMON STOCKS 51.8%
Cosmetics & Personal Care 0.4%
8,000	The Procter & Gamble Co.	$519,200

Diversified 18.5%
179	Berkshire Hathaway, Inc., Class A*	22,330,250

Diversified Financial Services 2.3%
122,500	AllianceBernstein Holding LP	2,719,500

Electric 0.9%
16,600	Public Service Enterprise Group, Inc.	534,022
12,400	SCANA Corp.	514,848

		1,048,870
Healthcare Products 4.7%
86,000	Johnson & Johnson	5,651,920

Manufacturing 1.4%
18,000	3M Co.	1,749,780

Oil & Gas 0.9%
14,000	Diamond Offshore Drilling, Inc.	1,062,180

Pharmaceuticals 0.2%
9,700	Pfizer, Inc.	203,312

Real Estate Investment Trusts (REITs) 13.2%
112,000	LTC Properties, Inc.	3,295,040
226,200	Ventas, Inc.	12,651,366

		15,946,406
Registered Investment Companies (RICs) 7.9%
366,952	Cohen & Steers Infrastructure Fund, Inc.	6,740,908
122,992	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	2,285,191
27,988	RMR Asia Pacific Real Estate Fund	502,385

		9,528,484

Retail 0.4%
12,000	Inergy LP	489,840

Tobacco Products 1.0%
45,000	Altria Group, Inc.	1,207,800

TOTAL DOMESTIC COMMON STOCKS (Cost $41,386,707)		62,457,542

4	www.thedenalifund.com

The Denali Fund Inc.	Portfolio of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value (Note 1)
FOREIGN COMMON STOCKS 5.0%
Diversified Financial Services 0.1%
5,000	Guoco Group, Ltd.	$62,868

Electric 0.2%
4,500	RWE AG	293,302

Food 2.1%
78,000	Unilever NV	2,567,074

Insurance 0.9%
6,700	Muenchener Rueckversicherungs AG	1,105,602

Oil & Gas 0.5%
8,000	Transocean, Ltd.*	582,000

Pharmaceuticals 0.9%
14,500	Sanofi	1,146,856

Real Estate 0.0%(1)
100	Cheung Kong Holdings, Ltd.	1,573

Real Estate Investment Trusts (REITs) 0.3%
390,199	Kiwi Income Property Trust	325,242

TOTAL FOREIGN COMMON STOCKS (Cost $5,108,273)		6,084,517

AUCTION PREFERRED SECURITIES 8.3%
160	Advent Claymore Global Convertible Securities & Income Fund, Series W7(2)	3,500,000
68	Gabelli Dividend & Income Trust, Series C(2)	1,487,500
69	PIMCO Corporate Opportunity Fund, Series W(2)	1,509,375
81	TS&W/Claymore Tax-Advantaged Balanced Fund(2)	1,771,875
80	Western Asset Premier Bond Fund, Series M(2)	1,750,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $11,406,455)		10,018,750

LIMITED PARTNERSHIPS 8.8%
7	Ithan Creek Partners, LP*(2)(3)	10,656,822

TOTAL LIMITED PARTNERSHIPS (Cost $7,000,000)		10,656,822

TOTAL LONG TERM INVESTMENTS (Cost $64,901,435)		89,217,631

Semi-Annual Report | April 30, 2011	5

Portfolio of Investments	The Denali Fund Inc.
April 30, 2011 (Unaudited)

Shares	Description	Value (Note 1)
SHORT TERM INVESTMENTS 26.2%
Money Market Funds 26.2%
783,144	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	$783,144
30,800,000	JPMorgan Prime Money Market Fund, 7 Day Yield - 0.114%	30,800,000

Total Money Market Funds (Cost $31,583,144)		31,583,144

TOTAL SHORT TERM INVESTMENTS (Cost $31,583,144)		31,583,144

TOTAL INVESTMENTS 100.1% (Cost $96,484,579)		120,800,775

OTHER ASSETS AND LIABILITIES (0.1%)		(110,746)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		120,690,029

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(39,950,342)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		80,739,687

Abbreviations:

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

*	Non-income producing security.
(1)	Less than 0.05% of total net assets available to common stock and preferred shares.
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of April 30, 2011 was $20,675,572, or 17.1% of total net assets available to common stock and preferred shares.

(3)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

6	www.thedenalifund.com

The Denali Fund Inc.	Portfolio of Investments
April 30, 2011 (Unaudited)

Regional Breakdown as a % of Total Net Assets

Available to Common Stock and Preferred Shares

United States	95.1%
Netherlands	2.1%
Germany	1.1%
France	0.9%
Switzerland	0.5%
New Zealand	0.3%
Hong Kong	0.1%
Other Assets and Liabilities	-0.1%

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2011	7

Statement of Assets and Liabilities	The Denali Fund Inc.
April 30, 2011 (Unaudited)

ASSETS:
Investments , at value (Cost $96,484,579) (Note 1)	$120,800,775
Foreign Currency, at value (Cost $81,338)	83,710
Dividends and interest receivable	33,914
Prepaid expenses and other assets	33,637
Total Assets	120,952,036

LIABILITIES:
Investment co-advisory fees payable (Note 2)	122,139
Legal and audit fees payable	62,585
Administration and co-administration fees payable (Note 2)	24,408
Directors’ fees and expenses payable	15,042
Printing fees payable	14,493
Accrued expenses and other payables	23,340
Total Liabilities	262,007
Total Net Assets Applicable to Common and Preferred Shareholders	$120,690,029

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 1,598 shares outstanding, liquidation preference of $25,000 per share (Note 5)	39,950,000
Accrued dividends on auction preferred shares	342
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$80,739,687

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$416
Paid-in capital in excess of par value of common stock	53,985,867
Undistributed net investment income	83,533
Accumulated net realized gain on investments sold and foreign currency related transactions	2,350,836
Net unrealized appreciation on investments and foreign currency transactions	24,319,035
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$80,739,687

Net Asset Value, $80,739,687/4,157,117 common stock outstanding	$19.42

See Accompanying Notes to Financial Statements.

8	www.thedenalifund.com

The Denali Fund Inc.	Statement of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes $18,394)	$1,253,402
Interest	19,599
Total Investment Income	1,273,001

EXPENSES:
Investment co-advisory fees (Note2)	732,462
Administration and co-administration fees (Note 2)	144,229
Legal and audit fees	48,636
Directors’ fees and expenses (Note 2)	42,218
Preferred shares broker commissions and auction agent fees (Note 5)	14,029
Transfer agency fees	9,798
Custody fees	8,708
Insurance fees	8,381
Printing fees	5,510
Other	40,881
Total Expenses	1,054,852
Net Investment Income	218,149

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	2,084,498
Foreign currency related transactions	(2,224)
2,082,274
Net change in unrealized appreciation of:
Investment securities	2,964,195
Foreign currency related translations	12,886
2,977,081
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	5,059,355
PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(47,792)
Gain on redemption of Auction Preferred Shares (Note 5)	–
Total Preferred Shares Transactions	(47,792)
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$5,229,712

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2011	9

Statements of Changes in Net Assets	The Denali Fund Inc.

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
OPERATIONS:
Net investment income	$218,149	$273,169
Net realized gain on investment securities and foreign currency related transactions	2,082,274	2,230,967
Net change in unrealized appreciation on investments and foreign currency related translations	2,977,081	10,727,390
	5,277,504	13,231,526

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(47,792)	(95,632)
Gain on redemption of Auction Preferred Shares (Note 5)	–	112,500
Total Preferred Shares Transactions	(47,792)	16,868
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	5,229,712	13,248,394

DISTRIBUTIONS: COMMON STOCK
From net investment income	–	(332,569)
From net realized capital gains	(1,995,416)	(498,854)
Total Distributions: Common Stock	(1,995,416)	(831,423)
Net Increase in Net Assets Applicable to Common Stockholders	3,234,296	12,416,971

REPURCHASE OF AUCTION PREFERRED SHARES (PAR VALUE)	–	(750,000)

NET ASSETS:
Beginning of period	117,455,391	105,788,420
End of period (Including undistributed/(overdistributed) net investment income of $83,533 and $(86,824), respectively)	120,689,687	117,455,391

Auction Preferred Shares (APS) Par Value	(39,950,000)	(39,950,000)
Net Assets Applicable to Common Stockholders	$80,739,687	$77,505,391

See Accompanying Notes to Financial Statements.

10	www.thedenalifund.com

The Denali Fund Inc.	Statement of Cash Flows
For the Six Months Ended April 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and losses on Auction Preferred Shares redemption	$5,277,504
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(4,652,249)
Proceeds from disposition of investment securities	5,742,308
Net purchases of short-term investment securities	1,817,992
Net realized gain from investment securities	(2,084,498)
Net change in unrealized appreciation on investments	(2,964,195)
Amortization of discount	(6,740)
Increase in dividends and interest receivable	(7,350)
Increase in other assets	(25,381)
Decrease in payable for investment securities purchased	(1,002,470)
Decrease in payable for co-advisory fees	(2,096)
Increase in payable for legal and audit fees	12,817
Decrease in payable for administration & co-administration fees	(389)
Increase in payable for printing fees	3,484
Decrease in payable for directors’ fees and expenses	(2,175)
Increase in accrued expenses	9,774
Net Cash Used in Operating Activities	2,116,336

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(1,995,416)
Cash distributions paid on Auction Preferred Shares	(48,372)
Net Cash Used in Financing Activities	(2,043,788)

Net increase in cash	72,548

Cash and foreign currency, beginning balance	$11,162
Cash and foreign currency, ending balance	$83,710

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2011	11

Financial Highlights
For a Common Share Outstanding Throughout Each Period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total from Investment Operations
PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares
Total Preferred Shares* Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Period

Common Stock Market Value - End of Period

Total Return, Common Stock Net Asset Value(b)
Total Return, Common Stock Market Value(b)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(c)
Gross operating expenses(d)
Net operating expenses(e)
Net investment income

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)

See Accompanying Notes to Financial Statements

12	www.thedenalifund.com

The Denali Fund Inc.

For the Six Months Ended April 30, 2011 (Unaudited)		For the Year Ended October 31, 2010		For the Year Ended October 31, 2009		For the Year Ended October 31, 2008		For the Year Ended October 31, 2007		For the Year Ended October 31, 2006

$18.64		$15.66		$15.36		$25.33		$32.22		$24.71

0.05		0.07		0.07		0.59		1.26		1.10
1.22		3.10		0.24		(6.53)		(4.03)		8.70
1.27		3.17		0.31		(5.94)		(2.77)		9.80

(0.01)		(0.02)		(0.04)		(0.11)		(0.19)		(0.27)
–		–		–		(0.29)		(0.36)		(0.20)
–		0.03		0.03		–		–		–
(0.01)		0.01		(0.01)		(0.40)		(0.55)		(0.47)

1.26		3.18		0.30		(6.34)		(3.32)		9.33

–		(0.08)		–		(0.40)		(1.24)		(1.03)
(0.48)		(0.12)		–		(2.86)		(2.33)		(0.79)
–		–		–		(0.37)		–		–
(0.48)		(0.20)		–		(3.63)		(3.57)		(1.82)

$19.42		$18.64		$15.66		$15.36		$25.33		$32.22

$16.60		$15.67		$13.25		$11.27		$22.08		$28.06

7.4%		20.7%		2.0%		(25.3)%		(10.7)%		40.5%
9.2%		19.9%		17.6%		(37.1)%		(10.6)%		41.5%

2.72%(f)		2.80%		3.30%		1.77%		0.72%		0.87%
2.72%(f)		2.80%		3.30%		1.77%		0.71%		0.86%
0.56%(f)		0.38%		0.51%		1.98%		4.34%		4.00%

5%		7%		25%		91%		17%		15%
$80,7	40	$77,5	05	$65,0	88	$63,8	54	$105,2	92	$133,9	33

Semi-Annual Report | April 30, 2011	13

Financial Highlights	The Denali Fund Inc.

*	Auction Preferred Shares (“APS”)
(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(c)	Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Income ratios include income earned on assets attributable to APS outstanding.
(d)	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to offset arrangements.
(e)

After waiver of, depending on the period, all or a portion of the management and/or administration fees by prior management. Had prior management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common stockholders would have been:

Six Months Ended		Year Ended October 31,
April 30, 2011	2010	2009	2008	2007	2006
–	–	–	–	1.83%	2.03%

(f)	Annualized.

The table below sets out information with respect to APS currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
04/30/11	$39,950	1.60	$75,526	$25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000
10/31/08	42,000	1.68	62,992	25,000
10/31/07	42,000	1.68	87,698	25,000
10/31/06	42,000	1.68	104,743	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of APS outstanding.
(3)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.

14	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2011 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was incorporated in Maryland on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on quoted prices from the applicable exchange. To the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the advisers. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including reference to valuations of other securities which are considered comparable in quality, maturity, and type. To the extent these inputs are observable and timely, the values of these securities are categorized as Level 2; otherwise, the values are categorized as Level 3. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s investments in unregistered pooled investment vehicles (hedge funds) are valued at the most recent value periodically determined by the respective hedge fund managers according to such manager’s policies and procedures (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a hedge fund does not report a value to the Fund on a timely basis, the fair value of such hedge fund shall be based on the most recent value reported by the hedge fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, hedge fund valuations generally can be obtained from hedge fund managers on a weekly basis, as of close of business Thursday, but the frequency

Semi-Annual Report | April 30, 2011	15

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

and timing of receiving valuations for hedge fund investments is subject to change at any time, without notice to investors, at the discretion of the hedge fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$62,457,542	$–	$–	$62,457,542
Foreign Common Stocks	6,084,517	–	–	6,084,517
Auction Preferred Securities	–	–	10,018,750	10,018,750
Limited Partnerships	–	–	10,656,822	10,656,822
Short Term Investments	31,583,144	–	–	31,583,144
TOTAL	$100,125,203	$–	$20,675,572	$120,800,775

16	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2011 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2010	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and /or (out) of Level 3	Balance as of 4/30/2011	Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at 4/30/2011
Auction Preferred Securities	$11,725,000	$(6,500)	$243,750	$(1,943,500)	$–	$10,018,750	$–
Limited Partnerships	9,334,119	–	1,322,703	–	–	10,656,822	1,322,703
TOTAL	$21,059,119	$(6,500)	$1,566,453	$(1,943,500)	$–	$20,675,572	$1,322,703

*	For detail descriptions, see the accompanying Portfolio of Investments.

In January 2010, the Financial Accounting Standards Board (FASB) issued Auditing Standards Update (ASU) No. 2010-06, Improving Disclosures About Fair Value Measurements. ASU No. 2010-06 amended FASB Accounting Standards Codification (ASC) 820-10, Fair Value Measurements and Disclosures (“FASB ASC 820”) to require new disclosures with regards to significant transfers into and out of Levels 1 and 2. ASU No. 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009. The adoption on January 1, 2010, of the additional disclosure requirements of ASU No. 2010-06 did not materially impact the Fund’s financial statement disclosures.

In addition, ASU No. 2010-06 requires separate disclosures about purchases, sales, issuances, and other settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional Level 3 rollforward disclosure requirements is not expected to materially impact the Fund’s financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on short-term investments, if any, is recorded on the accrual basis using the interest method.

Semi-Annual Report | April 30, 2011	17

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received. The Fund records net realized gain or loss on investment securities and foreign currency transactions separately.

The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

In November 2008 the SEC issued an order approving exemptive relief for the Fund, from Section 19(b) and Rule 19b-1 under the Securities Act of 1940 (the “Order”). This would allow the Fund to

18	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2011 (Unaudited)

employ a managed distribution plan (the “Plan”) rather than a level distribution plan. In December 2008, the Board approved adoption of the Plan. The Fund implemented the Plan for the fiscal year ended October 31, 2008.

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of April 30, 2011.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Restricted Securities: As of April 30, 2011, the Fund held a security that is considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of April 30, 2011 were as follows:

Issuer Description	Acquisition Date	Cost	Market Value April 30, 2011	Market Value as Percentage of Net Assets Available to Common Stock and Preferred Shares April 30, 2011
Ithan Creek Partners, LP	06/02/08	$7,000,000	$10,656,822	8.8%

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the

Semi-Annual Report | April 30, 2011	19

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its stockholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2007, through October 31, 2010.

2. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER

TRANSACTIONS WITH AFFILIATES

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). At the November 8, 2010 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million; 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the year ended October 31, 2010 or the six month period ended April 30, 2011, there was no fee waiver for the respective period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also the Fund’s largest stockholder (See Note 6). Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee calculated at an annual rate of 0.20% of the Fund’s Net Assets. The equity owners of FAS are EALLC and the Lola Trust,

20	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2011 (Unaudited)

each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also the Fund’s largest stockholder (See Note 6).

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS, a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, 0.03% on Net Assets between $1 and $3 billion, and 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and Common Stock servicing agent (“Transfer Agent”), dividend-paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

3. SECURITIES TRANSACTIONS

During the six months ended April 30, 2011, there were purchase and sale transactions (excluding short term securities) of $4,652,249 and $5,742,308, respectively.

On April 30, 2011, based on cost of $98,044,584 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $24,548,530, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,792,339.

4. CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value Common Shares, which may be converted into Preferred Shares. At April 30, 2011, 4,157,117 Common Shares were outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010
Beginning Shares	4,157,117	4,157,117
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	–	–

Semi-Annual Report | April 30, 2011	21

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010
Total	4,157,117	4,157,117
Less Shares Redeemed	–	–
Ending Shares	4,157,117	4,157,117

5. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

At a regular meeting held May 3, 2010, the Fund’s Board of Directors resolved that the Fund conduct a tender offer for the Fund’s Preferred Shares. On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the Preferred Shares. As such, the Fund continues to pay dividends on the Preferred Shares at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), set at the current 7-day “AA” Financial Composite Commercial Paper rate times 150%.

For the six months ended April 30, 2011, distribution rates ranged from 0.11% to 0.33%. The Fund declared distributions to preferred stockholders for the period November 1, 2010 to April 30, 2011 of $47,792.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

22	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2011 (Unaudited)

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

6. SIGNIFICANT STOCKHOLDERS

On April 30, 2011, the Lola Trust owned 3,191,107 Common Shares of the Fund, representing approximately 76.8% of the total Fund shares. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 – Management fees, Administration fees, and Other Transactions with Affiliates.

7. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2010, the Fund purchased 30 Preferred Shares at a discount and retired them at par value, pursuant to terms of the tender offer. For the year ended October 31, 2009, the Fund purchased 52 Preferred Shares at a discount and retired them at par value. Both of these transactions are described further in Note 5 – Preferred Shares. The Fund did not repurchase any Preferred Shares during the six months ended April 30, 2011.

8. TAX BASIS DISTRIBUTIONS

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for distributions were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $(63,342), $(49,126) and $112,468 were reclassified at October 31, 2010 among undistributed net investment income, accumulated net realized gains on investments, and paid in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$927,055	$154,223
Long-Term Capital Gain	–	–
Tax Return of Capital	–	–
	$927,055	$154,223

Semi-Annual Report | April 30, 2011	23

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

As of October 31, 2010, the components of distributable earnings on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$1,753,327
Accumulated Capital Gains	$1,243,983
Net Unrealized Appreciation	$20,521,798

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 9. INVESTMENTS IN LIMITED PARTNERSHIPS

As of April 30, 2011, the Fund had investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of April 30, 2011, withdrawal restrictions applied to the Fund’s investment in limited partnerships. The following table summarizes the Fund’s investments in limited partnerships as of April 30, 2011.

Description	% of Net Assets as of 4/30/11	Value as of 4/30/11	Net Unrealized Gain/ (Loss) as of 4/30/11	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	8.8%	$10,656,822	$3,656,822	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	8.8%	$10,656,822	$3,656,822

The Fund did not have any outstanding unfunded commitments as of April 30, 2011.

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The Denali Fund Inc.	Notes to Financial Statements
April 30, 2011 (Unaudited)

NOTE 10. SUBSEQUENT EVENTS

On June 22, 2011, the Fund announced the Board of Directors had resolved that the Fund conduct a tender offer for the Fund’s Preferred Shares. Accordingly, that same day, the Fund commenced an offer to purchase for cash up to 720 of its outstanding Preferred Shares at a price equal to 95% of the liquidation preference of $25,000 per share (or, $23,750 per share), plus any unpaid dividends accrued through the expiration of the offer. The offer will expire at 5:00 P.M., Eastern Daylight Time, Friday, July 22, 2011, or on such later date to which the offer is extended.

Additional terms and conditions of the tender offer are set forth in the Fund’s tender offer materials, which were distributed to holders of the Preferred Shares. Morrow & Co., LLC serves as the information agent for the tender offer and The Colbent Corporation serves as the depositary.

Semi-Annual Report | April 30, 2011	25

Additional Information	The Denali Fund Inc.
April 30, 2011 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com, on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.thedenalifund.com.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

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The Denali Fund Inc.	Additional Information
April 30, 2011 (Unaudited)

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On May 2, 2011, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. The following votes were recorded:

Proposal 1: Election of Directors.

Election of Dr. Dean L. Jacobson as Director of the Fund

(both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	4,018,257	97.41%
Withheld	106,694	2.59%
TOTAL	4,124,951	100.00%

Election of Susan L. Ciciora as Director of the Fund
(only preferred stockholders vote)
	# of Votes Cast	% of Votes Cast
Affirmative	85	94.44%
Withheld	5	5.56%
TOTAL	90	100.00%

Semi-Annual Report | April 30, 2011	27

Additional Information	The Denali Fund Inc.
April 30, 2011 (Unaudited)

Election of John S. Horejsi as Director of the Fund

(only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
Affirmative	85	94.44%
Withheld	5	5.56%
TOTAL	90	100.00%

28	www.thedenalifund.com

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
April 30, 2011 (Unaudited)

The Bank of New York Mellon (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or

Semi-Annual Report | April 30, 2011	29

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
April 30, 2011 (Unaudited)

Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

30	www.thedenalifund.com

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
April 30, 2011 (Unaudited)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Semi-Annual Report | April 30, 2011	31

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 8, 2010, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also received a report prepared by an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), comparing the Fund’s performance to a group of leveraged closed-end funds determined to be most similar to the Fund (the “Peer Group”) as well as comparing the Fund’s advisory fees and expenses to a group of leveraged closed-end funds determined to be most similar to the Fund (the “Expense Group”) in each case as determined by Lipper. The Board also considered information received from the Advisers

32	www.thedenalifund.com

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
April 30, 2011 (Unaudited)

throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 8, 2010 Board meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. One purpose of the meeting was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 8, 2010 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board also reviewed the Advisers’ policies and procedures on side-by-side management of other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in October, 2007, as compared to both relevant indices and the performance of the Peer Group. The Board noted that the Fund significantly outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (the “Dow Jones”) and NASDAQ Composite for the one-year period ended September 30, 2010, outperformed the S&P 500, Dow Jones and NASDAQ Composite for the three-year period ended September 30, 2010, as well as annualized since October 2007 when the Advisers were engaged by the Fund. The Board noted that the Fund outperformed the S&P 500 for the three-

Semi-Annual Report | April 30, 2011	33

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.
April 30, 2011 (Unaudited)

year period ended September 30, 2010 however it slightly underperformed the Dow Jones and NASDAQ Composite during the same time period. The Board noted that the Fund outperformed its Peer Group for the one- and three-year periods ended September 30, 2010 and that it performed comparable to its Peer Group for the five-year period ended September 30, 2010.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Fund’s Expense Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, which increases the workload, burden and responsibility beyond that typically assumed by other money managers; the Advisers’ stock skill selection has been substantiated through long-term performance; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board also took into consideration a reduction in administration fees to be charged to the Fund by FAS that had been agreed to by FAS at a January 29, 2010 meeting of the Board. The Board noted that this reduction in fees would reduce the Fund’s expense ratio and the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Based on these factors, the Board concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board further noted that the Advisers had agreed in the past to implement a fee waiver to reduce the advisory fees as the Fund’s assets grow, and the Advisers agreed to continue such fee waiver for the next annual period. The Board concluded that the fee schedule is acceptable and appropriately reflects any economies of scale expected to be realized by the Advisers in managing the Fund’s assets if the Fund’s net assets increase.

34	www.thedenalifund.com

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
April 30, 2011 (Unaudited)

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of April 30, 2011, the Lola Trust and other entities affiliated with the Horejsi family held approximately 76.8% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

Semi-Annual Report | April 30, 2011	35

Notes	The Denali Fund Inc.

36	www.thedenalifund.com

Directors	Richard I. Barr Susan L. Ciciora John S. Horejsi Dean L. Jacobson Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Transfer Agent	BNY Mellon Shareholder Services Issuer Services 480 Washington Blvd Jersey City, NJ 07310

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	July 7, 2011

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	July 7, 2011